UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2015, the Board of Directors of Power Solutions International, Inc. (the “Company”), approved an amendment and restatement of the Company’s Bylaws, dated as of August 13, 2015 (the “Bylaws”). The following is a summary of changes effected by adoption of the Bylaws, which is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

ARTICLE II MEETINGS OF STOCKHOLDERS

Section 2.10. Vote Required. The amended Bylaws provides for a majority voting in the election of directors. In the case where the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes.

Section 2.12. Advance Notification of Proposals at the Stockholder Meeting. The amended Bylaws (a) expand the information required to be disclosed by the stockholder making the proposal, any proposed nominees for director and any persons controlling, or acting in concert with, such stockholder, (b) establish procedures for updating any inaccuracy in the information provided by the stockholder making the proposal and (c) add a requirement that any stockholder nominating an individual as a director or proposing other business must be a stockholder of record as of the record date for the annual meeting set by the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on August 13, 2015, the Company’s stockholders (i) elected Gary S. Winemaster, Kenneth W. Landini, Jay J. Hansen and Mary E. Vogt to the Company’s Board of Directors, each for a one-year term expiring at the Company’s 2016 Annual Meeting of Stockholders; (ii) approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers; and (iii) ratified the appointment by the Board of Directors of independent registered public accounting firm McGladrey LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2015.

The following summarizes the voting results on each of the proposals considered at the Annual Meeting:

	Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
Election of Directors:
Gary S. Winemaster	8,054,546	—	61,556	1,249,860	1,021,256
Kenneth W. Landini	7,799,457	—	178,015	1,388,490	1,021,256
Jay J. Hansen	9,248,785	—	30,812	86,365	1,021,256
Mary E. Vogt	9,249,176	—	30,506	86,280	1,021,256
Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers	9,269,917	—	14,776	81,269	1,021,256
Ratification of the Appointment of McGladrey LLP	10,350,682	—	15,969	20,567	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1 Amended and Restated Bylaws of Power Solutions International, Inc., dated August 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Daniel P. Gorey
Daniel P. Gorey

Chief Financial Officer

Dated: August 18, 2015

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